STOCK PURCHASE AGREEMENT
                            ------------------------

         THIS STOCK PURCHASE AGREEMENT is entered into as of Feburary 9, 2000, by and between Miracor Diagnostics, Inc. hereinafter "Acquiror"); and Jamac Enterprises, Ltd., a Florida limited partnership, hereinafter referred to as ("Seller").

                                    RECITALS
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         Seller owns a total of 1,066,667 common shares of Miracor Diagnostics,
Inc.; and

         Acquiror wishes to purchase and Seller wishes to sell, 85% of the shares listed in the preceding paragraph (these purchased shares are referred to herein as the "Shares"); and
         The parties wish to reduce their understandings regarding the Shares to writing in this document and to be bound by the terms and conditions thereof.

         NOW, THEREFORE, for the mutual consideration set out herein, the parties agree as follows:

                                    AGREEMENT
                                    ---------

         1. ACQUISITION. Seller is the owner of the Shares and all rights and privileges appertaining thereto. It is the intention of the parties hereto and by this Agreement that the Acquiror acquire the Shares and all of Seller's rights in and to the said purchased Shares at a price of $.001 per share in the event that:

                  (a) Acquiror defaults on any of the certain three (3) promissory notes dated February 9, 2000 between Seller and Acquiror; and

                  (b)       Acquiror is unable to cure said default; and

                  (c)      Seller has not waived any or all defaults; and

                  (d) Seller has acquired half of all of the Acquiror's shares in Ultra MRI Holding Corp.

         2. EFFORTS TO VEST OWNERSHIP. Acquiror and Seller agree to use their best efforts to permit Acquiror to acquire full and unencumbered title to the Shares. Seller hereby appoints Acquiror as his power of attorney to execute all documents necessary to vest total and complete ownership of the Shares in the Acquiror.

                                                                     /S/ SIGNED
                                                                     ----------
                                                                     Initials
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         3.       REPRESENTATIONS OF SELLER. Seller hereby represents and
                  warrants that, with respect to the Shares to be transferred, effective this date, the representations listed below are true and correct, to the best of his knowledge, information and belief. Said representations are meant and intended by all parties to apply to the Shares.

                  (a) Seller is the sole owner of the Shares and has the unqualified right to transfer and dispose of the Shares.

                  (b) There are no liabilities, either fixed or contingent against the Shares.

                  (c) To the best of Seller's knowledge, information and belief, the Shares are not involved in any pending litigation or governmental investiga tion or proceeding and, to the best knowledge of Seller, no litigation, claims, assessments, or governmental investigation or proceeding is otherwise threatened against the Shares.

                  (d) The execution of this STOCK PURCHASE AGREEMENT will not violate or breach any agreement, contract, or commitment to which Seller is a party.

         4. INDEMNIFICATION. Within the period provided in paragraph 5 herein and in accordance with the terms of that paragraph, each party to this Agreement, shall indemnify and hold harmless each other party at all times after the date of this Agreement against and in respect of any liability, damage or deficiency, all actions, suits, proceedings, demands, assess ments, judgments, costs and expenses including attorney's fees incident to any of the foregoing, resulting from any misrepresentations, breach of covenant or warranty or non-fulfillment of any agreement on the part of such party under this Agreement or from any misrepresentation in or omission from any certificate furnished or to be furnished to a party hereunder. Subject to the terms of this Agreement, the defaulting party shall reimburse the other party or parties on demand, for any reasonable payment made by said parties at any time after the Closing, in respect of any liability or claim to which the foregoing indemnity relates, if such payment is made after reasonable notice to the other party to defend or satisfy the same and such party failed to defend or satisfy the same.

         5. NATURE AND SURVIVAL OF REPRESENTATIONS. All representations, warranties and covenants made by any party in this Agreement shall survive the transfer of the Shares hereunder and the consummation of the transactions contemplated hereby for two years from the date hereof. All of the parties hereto are executing and carrying out the provisions of this

                                                                     /S/ SIGNED
                                                                     ----------
                                                                     Initials

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                  Agreement in reliance solely on the representations,
                  warranties and covenants and agreements contained in this Agreement or at the Closing of the transactions herein provided for and not upon any investigation upon which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.

         6.       MISCELLANEOUS.

                  (a) FURTHER ASSURANCES. At any time, and from time to time, after the effective date, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to the Shares transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

                  (b) WAIVER. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

                  (c) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, to the last known address of each party hereto.

                  (d) HEADINGS. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (e) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) DISCLOSURE UNDER SECURITIES LAWS. Acquiror hereby states that the materials, including, current financial statements, prepared and delivered to him have been read and understood by Acquiror, that he is familiar with the Company, that Acquiror is acquiring the Shares under Section 4(2), commonly known as the private offering exemption, of the Securities Act of 1933, and that the Shares are re stricted and may not be resold, except in reliance on an exemption under the Act.

                                                                     /S/ SIGNED
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                                                                     Initials

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                  (g)      GOVERNING LAW. This Agreement was negotiated and is
                           being contracted for in the State of Utah and shall be governed by the laws thereof.

                  (h) BINDING EFFECT AND ASSIGNMENT. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns. This Agreement may be assigned by either party; provided, however, that the appropriate permission has been given by those governmen tal entities whose permission may be necessary to effect the performance of this Agreement.

                  (i)      TIME. Time is of the essence.

                  (j) SEVERABILITY. If any part of this Agreement is deemed to be unen forceable the balance of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                                      SELLER:
                                                      Jamac Enterprises, Ltd.

                                                      By ///SIGNED///
                                                         ----------------
                                                         General Partner



                                                      ACQUIROR:
                                                      Miracor Diagnostics, Inc.


                                                      By ///SIGNED///
                                                         ----------------
                                                         Authorized Officer

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